UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

August 28, 2019

Date of Report (Date of Earliest event reported)

SHARING SERVICES GLOBAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55997	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Coit Road, Suite 100, Plano, Texas 75075
(Address of principal executive offices)

Registrant’s telephone number, including area code:	469-304-9400

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (/Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.03 Material Modification to Rights of Security Holders.

On August 28, 2019, Sharing Services Global Corporation, a Nevada corporation (the “Company”) filed with the State of Nevada a “Certificate, Amendment or Withdrawal of Designation” regarding its Series B Preferred Stock (the “Amendment”). Such instrument was further modified by a superseding amendment filed on August 29, 2019. These documents amended the “Certificate of Designation” of the Company filed on April 24, 2017 and had the effect of deleting Sections 8 and 10 of Article IV of said Certificate of Designation.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 29, 2019, Sharing Services Global Corporation, a Nevada corporation (the “Company”) held its Annual Meeting of shareholders. During the meeting, three persons were elected to serve on the Company’s Board of Directors pursuant to the Company’s Articles of Incorporation, as follows:

Class I Director – Keith R. Halls was elected by the holders of the Company’s Class B Common Stock to serve as a Director until the annual meeting of shareholders in 2020;

Class II Director – Kip H. Allison was elected by the holders of the Company’s Class B Common Stock to serve as a Director to serve until the annual meeting of shareholders in 2021;

Class III Director – John (“JT”) Thatch was elected by the holders of the Company’s Class A Common Stock to serve as a Director until the annual meeting of shareholders in 2022.

At the meeting, the shareholders also ratified the appointment by the Board of Directors of Ankit Consulting Services, Inc., Certified Public Accountants as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2020.

No other matters were proposed or voted on at the meeting.

The following tables shows the vote tabulation for the first matter voted upon by the shareholders, that being the election of the Directors:

Matter	Class A Common Votes Cast For	Class A Common Votes Cast Against/Withheld	Abstentions	Broker Non-votes
Election of Class III Director:
John (“JT”) Thatch	75,040,620	0	-0-	1,096,451

Matter	Class B Common Votes Cast For	Class B Common Votes Cast Against/Withheld	Abstentions	Broker Non-votes
Election of Class I and II Directors:
Keith R. Halls	7,500,000	2,500,000	-0-	-0-
Kip H. Allison	7,500,000	2,500,000	-0-	-0-

The following table shows the vote tabulation for the second matter voted upon by all shareholders (includes all holders of the Company’s Class A Common, Class B Common, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock):

Matter	All Votes Cast For	All Votes Cast Against/Withheld	Abstentions	Broker Non-votes
Ratification of the Appointment of Ankit Consulting Services, Inc., Certified Public Accountants, as Independent Registered Public Accounting Firm	116,472,071	20,000	-0-	-0-

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	“Certificate, Amendment or Withdrawal of Designation” filed with the State of Nevada dated August 28, 2019 *

* Included herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2019	SHARING SERVICES GLOBAL CORPORATION

	By:	/s/ John Thatch
	Name:	John Thatch
	Title:	President, Chief Executive Officer and Director